                                                                   EXHIBIT 10.42



                       THIRD AMENDMENT TO CREDIT AGREEMENT


        THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of March 1, 1999 by and among ACME TELEVISION, LLC, a Delaware limited liability company (the "Borrower"); CIBC INC., UNION BANK OF CALIFORNIA, N.A., BANK OF MONTREAL, CHICAGO BRANCH, and NATIONSBANK, N.A. as Lenders under the Credit Agreement referred to below (the "Lenders"); and CANADIAN IMPERIAL BANK OF COMMERCE, as Agent (the "Agent") for the Lenders and such other financial institutions as are or as become Lenders under, and as defined in the Credit Agreement referred to below.

                                    RECITALS

        A. The Borrower, the Lenders and the Agent are parties to a First Amended and Restated Credit Agreement dated as of December 2, 1997, as previously amended by Amendment No. 1 and Amendment No. 2, each dated as of June 30, 1998 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement, unless otherwise provided.

        B. The Borrower wishes to enter into various agreements providing for the following:

               (1) the purchase from Ramar Communications II, Ltd. ("Ramar") for $25,000,000 (with an initial deposit of $500,000) of KASY-TV (the "KASY Acquisition") licensed to Albuquerque, New Mexico ("KASY"), which is currently subject to an LMA in favor of Lee Enterprises (the "Lee LMA") and broadcasts as a UPN affiliate;

               (2) the sale to Ramar, in a related transaction, of KWBQ-TV (the "KWBQ Sale") licensed to Santa Fe, New Mexico ("KWBQ") for $100,000, simultaneously with the grant by Ramar to Montecito Broadcasting Corporation (a corporation wholly owned by Doug Gealy, Tom Allen and Jamie Kellner) ("Montecito") of an option to repurchase KWBQ for $100,000 (the "KWBQ Buy-Back Option"), which option will be assigned to the Borrower; and

               (3) an LMA between Ramar and the Borrower pursuant to which the Borrower will program KWBQ (the "KWBQ LMA") and will pay Ramar an annual fee of $350,000 for five years, with payments to be accelerated if the KWBQ Buy-Back Option is exercised.

        C. The Borrower wishes to obtain the consent of the Required Lenders to the foregoing transactions (the "Transactions") and to certain related financial covenant amendments. Subject to certain terms and conditions set forth herein, the Agent and the Required Lenders are willing to agree to such request.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth in SECTION V (and solely in the case of the amendment to SECTION 5.03, the consummation of the Transactions), the Lenders hereby agree with the Borrower that the Credit Agreement shall be amended as follows:

        A. MINIMUM EBITDA. SECTION 5.01 of the Credit Agreement is hereby amended for all periods after the date hereof to read in its entirety as follows:

        For each period four (4) fiscal quarters ending on and after March 31, 1999, maintain EBITDA of not less than the following amounts:

                 FOUR FISCAL
                QUARTERS ENDING                  MINIMUM EBITDA
         March 31, 1999                           $ 9,000,000
         June 30, 1999                            $ 9,500,000
         September 30, 1999                       $10,500,000
         December 31, 1999                        $12,500,000

         March 31, 2000                           $12,500,000
         June 30, 1999                            $16,000,000
         September 30, 1999                       $20,000,000
         December 31, 1999                        $24,000,000

         March 31, 2001                           $24,000,000
         June 30, 2001                            $26,000,000
         September 30, 2001                       $28,000,000
         December 31, 2001                        $30,000,000

         March 31, 2002                           $30,000,000
         June 30, 2002                            $33,000,000
         September 30, 2002                       $36,000,000

        B. MAXIMUM SECURED DEBT LEVERAGE. SECTION 5.03 of the Credit Agreement is hereby amended for all periods after the date hereof to read in its entirety as follows:

        As of each Quarterly Date indicated below, maintain a ratio of Secured Debt to Adjusted EBITDA for the period of four (4) fiscal quarters then ended as follows:



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

                                                      MAXIMUM RATIO OF SECURED
                     QUARTERLY DATE(S)                 DEBT TO ADJUSTED EBITDA
                     -----------------                 -----------------------
         March 31, 1999 and June 30, 1999                     3.50:1.00
         September 30, 1999                                   4.25:1.00
         December 31, 1999                                    3.50:1.00
         March 31, 2000 and thereafter                        3.00:1.00

provided, however, that in the event that the Borrower's Permitted Acquisition of KASY-TV is consummated after the delivery of the financial statements and compliance report required to be provided under SECTION 6.05 for the fiscal quarter ended June 30, 1999 but prior to the delivery of the financial statements and compliance report required under such SECTION 6.05 for the fiscal quarter ended September 30, 1999 (but in any event, no later than November 15, 1999), then the maximum permitted ratio of Secured Debt to Adjusted EBITDA applicable as of the date of such consummation, for purposes of complying with the conditions to such Permitted Acquisition and any Loans requested in connection therewith, shall be 4.50:1.00.

        C. NO FURTHER AMENDMENTS. Except as specifically amended or waived hereby, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

II.     CONSENTS TO TRANSACTIONS.

        A. CONSENTS. Subject to the conditions set forth in SECTION II(B) below, the Required Lenders hereby consent to (1) the execution and delivery of binding agreements providing for the KASY Acquisition (which shall constitute a "Permitted Acquisition" for all purposes of the Credit Agreement), the KWBQ Sale and the KWBQ LMA (which shall constitute a "Permitted LMA" under the Credit Agreement), as described in the Recitals to this Amendment and otherwise in a manner reasonably satisfactory to the Required Lenders, and (2) the consummation of such Transactions substantially in accordance with such agreements. In addition, the Required Lenders hereby waive any requirement that the Notes be repaid or the Commitments reduced from the net proceeds of the KWBQ Sale.

        B. CONDITIONS TO CONSENTS. The foregoing consents are subject to the following express conditions:

               (1) The KWBQ Buy-Back Option shall be assigned to the Borrower and collaterally assigned by the Borrower to the Agent and the Lenders to secure the Obligations, with the written consent of all other parties thereto.

               (2) The Acquisition Documents relating to the KASY Acquisition shall be collaterally assigned by the Borrower to the Agent and the Lenders to secure the Obligations, with the written consent of all other parties thereto, as required under SECTION 2.01 of the Credit Agreement.



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

               (3) The Borrower and its Subsidiaries shall satisfy all of the conditions to Permitted Acquisitions set forth in the definition of such term, after the first paragraph thereof in a timely manner unless otherwise permitted by the Agent. Without limitation of the foregoing, the Borrower shall deliver to the Agent a fully completed Acquisition Compliance Checklist together with the Officer's Compliance Certificate required to be delivered prior to or concurrently with the closing of such Permitted Acquisition (see SCHEDULE 11.02(A) and EXHIBIT B thereto).

               (4) The Borrower shall have received at least $6,000,000 in additional cash equity contributions, the proceeds of which shall be applied to finance a portion of the KASY Acquisition.

               (5) Any Loans requested in connection with the foregoing shall be subject to the conditions applicable thereto set forth in ARTICLE II of the Credit Agreement.

III.    REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF SECURITY.

        All references to the "Credit Agreement" in all Security Documents, and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Agreement, and all obligations of the Borrower under the Credit Agreement, as amended, shall be secured by and be entitled to the benefits of said Security Documents and such other Loan Documents. All Security Documents heretofore executed by the Borrower and its Subsidiaries shall remain in full force and effect and such Security Documents, as amended hereby, are hereby ratified and affirmed.

IV. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower hereby represents and warrants to, and covenants and agrees with, the Lenders that:

        A. The execution and delivery of this Agreement have been duly authorized by all requisite corporate action on the part of the Borrower.

        B. The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Agreement as though made at and as of such date. No material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of the Borrower and its Subsidiaries from that disclosed in the financial statements most recently furnished to the Lenders. No Default has occurred and is continuing.

        C. Neither the Borrower nor any Affiliate of the Borrower is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Agreement or the other Loan Documents contemplated hereby, if any (the "Documents").



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

        D. This Agreement and the other Documents constitute the legal, valid and binding obligations of the Borrower and its Affiliates enforceable against them, jointly and severally, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

        E. The Borrower will satisfy all of the conditions set forth in SECTION

V. CONDITIONS. The willingness of the Agent and the Lenders to amend the Credit Agreement and grant the foregoing consents, is subject to the following conditions precedent and subsequent (in addition to the conditions set forth or referred to in SECTION II above):

        A. The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

        1.     On or before the date hereof:

               (a) This Agreement.

               (b) True and complete copies of any required managers', members', stockholders' and/or directors' consents and/or resolutions, authorizing the execution and delivery of this Agreement and the other Documents contemplated hereby, certified by the Manager or Secretary of the appropriate Company, if needed.

        2. Such other supporting documents and certificates as the Agent or its counsel may reasonably request, within the time period(s) reasonably designated by the Agent or its counsel.

        B. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel.

VI.     MISCELLANEOUS.

        A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Agreement and the other Documents.

        B. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        C. This Agreement may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

      IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have caused this Agreement to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                                       ACME TELEVISION, LLC

                                       By /s/ Thomas Allen
                                          --------------------------------------
                                          Name: Thomas Allen
                                                --------------------------------
                                          Title: Executive Vice President and
                                                 Chief  Financial Officer


                                       CANADIAN IMPERIAL BANK OF
                                       COMMERCE, AS AGENT


                                       By  /s/ Harold Birk
                                           -------------------------------------
                                           Harold Birk, Executive Director
                                           CIBC Oppenheimer Corp., as Agent


                                       CIBC INC.


                                       By /s/ Harold Birk
                                          --------------------------------------
                                          Harold Birk, Executive Director
                                          CIBC Oppenheimer Corp., as Agent



                                        NATIONSBANK, N.A.


                                        By /s/ Scott Hartwig
                                           -------------------------------------
                                           Scott Hartwig, Vice President



                                       UNION BANK OF CALIFORNIA, N.A.


                                       By /s/ Christine P. Ball
                                          --------------------------------------
                                          Christine Ball, Vice President



                             (signatures continued)

                                       BANK OF MONTREAL, CHICAGO BRANCH


                                       By /s/ C.T. Young
                                          --------------------------------------
                                          Christopher T. Young, Director

                              JOINDER BY GUARANTORS

      The undersigned hereby jointly and severally join in the execution of the foregoing Third Amendment to Credit Agreement dated as of March 1, 1999 (the "Agreement") to which this Joinder is attached to confirm their respective consents to all of the transactions contemplated by the Agreement and all agreements and instruments executed and delivered in connection therewith and hereby jointly and severally reaffirm and ratify their respective Guarantees and all agreements securing such Guarantees, all of which shall in all respects remain in full force and effect and shall continue to guarantee any and all indebtedness, obligations and liabilities of the Borrower to the Agent and the Lenders, whether now existing or hereafter arising, on the same terms and conditions as are set forth in their respective Guarantees.

                                   ACME Television of Oregon, LLC
                                   ACME Television Licenses of Oregon, LLC
                                   ACME Television of Tennessee, LLC
                                   ACME Television Licenses of Tennessee, LLC
                                   ACME Television of Utah, LLC
                                   ACME Television Licenses of Utah, LLC
                                   ACME Television of New Mexico, LLC
                                   ACME Television Licenses of New Mexico, LLC
                                   ACME Subsidiary Holdings III, LLC
                                   ACME Television of Missouri, Inc.
                                   ACME Television Licenses of Missouri, LLC
                                   ACME Television of Florida, LLC
                                   ACME Television Licenses of Florida, LLC


                                   By: /s/ Thomas Allen
                                       -------------------------------------
                                       Duly authorized signatory as to all